                                                                       EX - 10.1


                        CONFIDENTIAL SETTLEMENT AGREEMENT
                               AND GENERAL RELEASE


    This Confidential Settlement Agreement and General Release (this "Agreement") is hereby entered into by and among Ian B. Carter, an individual (the "Executive"), Commerce Energy, Inc., a California corporation (formerly known as Commonwealth Energy Corporation)(the "Company") and Commerce Energy Group, Inc., a Delaware corporation ("Commerce").

                                    RECITALS

    A. The Executive was employed by the Company and Commerce pursuant to an Employment Agreement by and between the Company and the Executive dated as of November 1, 2000, attached hereto as Exhibit A, as amended pursuant to the Addendum to the Employment Agreement dated as of November 1, 2000, attached hereto as Exhibit B (the "Addendum") and as further amended pursuant to the Second Amendment to the Employment Agreement dated as of March 15, 2004, attached hereto as Exhibit C (the "Second Amendment") (collectively, the "Employment Agreement"), serving as Chairman and Chief Executive Officer of the Company and Commerce; and

    B. The Executive, the Company and Commerce determined that it is in their mutual best interests to resolve all differences between them, including any differences based on the Executive's employment with Commerce and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities and the end of such employment relationship, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

    In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Effective Date. Except as otherwise provided herein, this Agreement shall be effective on the eighth calendar day after it has been executed by all of the parties (the "Effective Date").

        2. End of Employment. The Executive's status as an employee and an officer (but not as a director) of Commerce and as an employee, officer and a director of any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities (collectively referred to herein as "Commerce and its Related Entities"), ended effective as of 5:00 p.m. on January 31, 2005 (the "Termination Date"). Executive has been relieved of all duties (except as a director of Commerce) after the Termination Date.

        3. Continuation of Benefits After the Termination Date. Except as expressly provided in this Agreement or in the plan documents governing the employee benefit plans of Commerce and its Related Entities, after the Termination Date, the Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by Commerce and its Related Entities, including, without limitation, medical, dental and life insurance benefits, and the 401(k) retirement plan of Commerce and its Related Entities; provided, however, that nothing in this Agreement shall waive the Executive's right to any vested amounts in Commerce's 401(k) retirement plan, which amounts shall be handled as provided in such plan.

        4. COBRA Benefits and Life Insurance. Nothing in this Agreement is intended to alter the Executive's availability to purchase continuation coverage under the terms of COBRA, and the Executive shall retain all rights afforded under that law. If the Executive elects COBRA continuation coverage, Commerce will pay the full cost of the first two months of this coverage. In addition, if the Executive purchases a life insurance policy on himself, Commerce agrees to pay the premium for this life insurance policy, up to a maximum of Five Thousand Dollars ($5,000) per year for a period of ten years.

        5. Director's Compensation and Insurance. In his continuing capacity as a director of Commerce, the Executive will continue to be covered under Commerce's Director's and Officer's liability insurance policy. For a period of three years after the Executive's resignation as a Director of Commerce, Commerce will continue to designate the Executive as an insured under such Director and Officer Liability insurance policies as Commerce may maintain during such three-year period, to the same extent as such policy covers then current, non-employee directors. In addition, after the Termination Date, the Executive shall be entitled to the compensation provided to other non-employee directors of Commerce, as the Board may determine from time to time. Notwithstanding anything to the contrary, the Executive shall receive cash compensation prorated according to the time the Executive served on the Board as a non-employee director (e.g., from February 1, 2005) and the Executive shall not be entitled to stock options to purchase Commerce common stock for service on the Board until the other non-employee directors are granted options in connection with the annual meeting of stockholders relating to Commerce's fiscal year ending July 31, 2005.

        6. Regular Salary. The Executive acknowledges he has been paid all wages earned and for all accrued, unused vacation through the Termination Date.

        7. Special Settlement Payment. In return for the Executive's promises in this Agreement, the Company will provide the Executive with a special settlement payment in the gross amount of Three Million Dollars ($3,000,000) ("Total Settlement Amount"), allocated as follows: (a) a payment in the sum of One Million Five Hundred Thousand Dollars ($1,500,000), without withholding or deducting any amount, in compromise of the Executive's disputed claims for physical injuries and emotional distress related thereto resulting from the business decisions of Commerce and its Related Entities, and any of their directors, officers and employees, which payment is based, in part, upon the Executive's representation in this sentence that he will complete and file an IRS Form 4669 in connection with his 2005 tax return, and that he will provide a copy thereof to Commerce; and (b) a payment in the amount of One Million Five Hundred Thousand Dollars ($1,500,000), less legally required deductions, in compromise of the Executive's disputed claims for lost wages and benefits, relinquishment of options, and entitlements to any payment or benefit in connection with the Employment Agreement and any alleged breach thereof.

        The portion of the Total Settlement Amount called for under subsection
(a), above, shall be made payable to the "Jones Day Client Trust Account" (Taxpayer I.D. No. 34-319085), by
check delivered to Jones Day, or at the Executive's option, by a wire transfer from the Company to the Jones Day bank account. The portion of the Total Settlement Amount called for under subsection (b), above, shall be made payable to "Ian Carter" by check delivered to the Executive, or at the Executive's option, by a wire transfer from the Company to the Executive's bank account. The two payments comprising the Total Settlement Amount will be made one business day after the Effective Date, as long as the Executive has not revoked the Agreement as provided in Section 14(c), below, and the Company and Commerce have received a signed original of this Agreement and other documents required in connection with it.

        8. Stock Options.

                (a) Relinquishment of Claim to Options. In resolution of the dispute regarding the number of options granted to the Executive, and as consideration for a portion of the payment under Section 7(b ), above, Executive hereby agrees to relinquish all of the options to purchase securities of Commerce that Executive has been granted, or claims to have been granted, in excess of 2,500,000. The Executive shall retain 2,500,000 options to purchase securities of Commerce (the "Retained Options"), and, except for the Retained Options, all other options will be cancelled and the Executive shall not claim he owns or is entitled to any additional stock options. The Retained Options shall be evidenced by the form of Option Agreement attached hereto as Exhibit D.

                (b) Registration. With respect to the Retained Options, the Company shall, as soon as reasonably practicable, but in no event later than 45 days after the Effective Date, prepare and file with the U.S. Securities and Exchange Commission a Registration Statement on Form S-8, or if such form is not available, on a Form S-3, to the extent such form is available, relating to the shares of common stock of the Company which underlie Executive's Retained Options. If the registration statement is filed on any form that is not effective upon filing, the Company will use its reasonable best efforts to have such registration statement declared effective as soon as practicable. The Company shall use its reasonable best efforts to maintain the effectiveness of any such Registration Statement on Form S-8 or S-3 continuously from the first date of effectiveness until the earlier of (i) the date on which Executive holds neither (A) any Retained Options nor (B) any shares of the Company's common stock issued upon exercise of the Retained Options. The Company will also comply with the registration covenants set forth in Exhibit E to this Agreement.

                (c) Tax Consequences. The Executive acknowledges that (i) the Company has not made any representations to him about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of his exercise of the Retained Options, including but not limited to, the applicability of Section 409A of the Internal Revenue Code to the exercise of the Retained Options, and (ii) he has or will consult with his own tax advisors as to any such tax consequences.

        9. Acknowledgement of Total Compensation and Indebtedness. The Executive acknowledges and agrees that the cash payments under Sections 6 and 7 of this Agreement extinguish any and all obligations for monies, stock options or compensation or benefits that the Executive claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by Commerce and its Related Entities through the Termination Date, under the Employment Agreement or otherwise.

        10. Status of Related Agreements or Purported Agreements.

                (a) Agreements or Purported Agreements Between the Executive and the Company. The Executive, the Company and Commerce agree that, in addition to this Agreement, the Employment Agreement, the Consent and Waiver Agreement dated as of March 12, 2004, attached hereto as Exhibit F, hereto (the "Consent and Waiver Agreement"), the Indemnification Agreement dated as of November 1, 2000 (the "Commonwealth Indemnification Agreement"), attached hereto as Exhibit G, and the Indemnification Agreement dated as of July 6, 2004, attached hereto as Exhibit H (the "Commerce Indemnification Agreement"), are the only other executed agreements or purported agreements between the Company, Commerce and the Executive.

                (b) Employment Agreement and Amendments. Except as otherwise provided herein, the parties agree that the Employment Agreement shall be terminated as of the Termination Date. Notwithstanding the termination of the Employment Agreement, the Executive acknowledges that the duties and obligations set forth in Section 5 of the Employment Agreement extend beyond the Termination Date. In the event that any provision of this Agreement conflicts with Section 5 of the Employment Agreement, the terms and provisions of Section 5 of the Employment Agreement shall control.

                (c) Indemnification Agreement and Indemnification. Notwithstanding the termination of the Employment Agreement, the Executive and the Company and Commerce acknowledge and agree that the Commonwealth Indemnification Agreement, the Commerce Indemnification Agreement and Consent and Waiver Agreement shall remain in full force and effect in accordance with their terms.

        11. Mutual Releases.

                (a) Release by the Executive. Except as otherwise expressly provided in this Agreement, the Executive, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Executive's Affiliates") hereby fully and without limitation releases and forever discharges Commerce and its Related Entities, and each of their respective agents, representatives, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the "Company Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which the Executive or any of the Executive's Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the first date the Executive was an employee, officer or director of Commerce and its Related Entities, or the predecessors of Commerce and its Related Entities, to the Effective Date ("Claims"), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, or termination of the Executive by any of the Company Releasees, the Executive's tenure as an employee and/or an officer of any of the Company Releasees, any agreement or compensation arrangement between the Executive and any of the Company Releasees (including, without limitation, the Employment Agreement), or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of the Executive or the Executive's Affiliates in equity capital or rights in equity capital or other securities of any of the Company Releasees to the maximum extent permitted by law. The Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the National Labor Relations Act, as amended; the Equal Pay Act; ERISA; any provision of the California Labor Code; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule, or regulation dealing with the employment relationship. Notwithstanding the foregoing, and for the purpose of furthering the intent of the mutual releases contained in this Section 11, the Executive shall have the right to raise any Claim against a Company Releasee(s) in response to any Claim made by such Company Releasee(s) against the Executive.

                (b) Release by Commerce and Its Related Entities. Commerce and its Related Entities hereby fully and without limitation release and forever discharge the Executive and Executive's Affiliates, as well as their respective heirs, assigns, agents and attorneys ("Executive Releasees"), individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature, known or unknown, fixed or contingent, which Commerce and its Related Entities has or may have or may claim to have against the Executive Releasees by reason of any matter, cause or thing whatsoever from the first date the Executive was an employee, officer or director of Commerce and its Related Entities, or the predecessors of Commerce and its Related Entities, to the Effective Date, including, without limitation, any claims arising from the Executive's performance of his duties as a director, officer or employee.

        12. Waiver of Civil Code Section 1542.

                (a) The Executive and Commerce and its Related Entities understand and agree that their releases provided herein extend to all Claims released above, whether known or unknown, suspected or unsuspected. The Executive and Commerce and its Related Entities expressly waive and relinquish any and all rights he/it may have under California Civil Code Section 1542, which provides as follows:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                (b) The Executive expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement and with the advice of counsel to fully, finally and forever settle and release the Claims as set forth in Section 11(a), above. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

                (c) To the extent that Section 1542 may be deemed to apply to the Company's and/or Commerce's release set forth in Section 11(b), the Company and Commerce, on behalf of themselves and their Related Entities, expressly waive and relinquish any and all rights it or they may have under such section, and any rights and benefits which it or they may have under any similar law or rule of any other jurisdiction.

        13. Release of Federal Age Discrimination Claims by the Executive. The Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the Effective Date.

        14. Rights Under the Older Workers Benefit Protection Act. In accordance with the Older Workers Benefit Protection Act of 1990, the Executive hereby is advised of the following:

                (a) The Executive has the right to consult with an attorney before signing this Agreement and is encouraged by the Company and Commerce to do so;

                (b) The Executive has twenty-one (21) days from his receipt of this Agreement to consider it; and

                (c) The Executive has seven (7) days after signing this Agreement to revoke Sections 9, 11, 12 and 13 of this Agreement (which must be revoked in their entirety and as a group), and the Executive understands he will not receive any of the pay and benefits under this Agreement until that revocation period has expired without exercise. The Executive understands that to exercise his right to revoke this Agreement within such seven (7) day period, he must do so in a signed writing delivered to Commerce's principal executive officer before the close of business on the seventh calendar day after he signs this Agreement.

        15. Confidentiality of Agreement. After the execution of this Agreement by the Executive, neither the Executive, his attorney, nor any person acting by, through, under or in concert with them, shall disclose any of the terms of or amount paid under this Agreement (other than to state that the Company has filed this Agreement and/or agreements related thereto as public documents) or the negotiation thereof to any individual or entity; provided, however, that the foregoing shall not prevent such disclosures by the Executive to his attorney, tax advisors and/or immediate family members, or as may be required by law.

        16. No Filings. The Executive represents that he has not filed any lawsuits, claims, charges or complaints against the Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; that he will not induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against the Company Releasees or voluntarily appear or invite a subpoena to testify in any such legal proceeding; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of the Executive based upon events occurring prior to the execution of this Agreement, the Executive will request such said agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice. It shall not be a breach of this
Section 16 for the Executive to testify truthfully in any judicial or administrative proceeding.

        17. Proprietary Information. The Executive acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with Commerce and its Related Entities (including, without limitation, projection programs, business plans, business matrix programs (i.e., measurement of business), strategic financial projections, financial information, shareholder information, product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of Commerce and its Related Entities and constitute Confidential Information of Commerce and its Related Entities as defined in Section 5 of the Employment Agreement. The Executive represents and warrants that he has returned all files, customer lists, financial information and other property of Commerce and its Related Entities that were in the Executive's possession or control and that are not necessary for his continued service as a director of the Company, without retaining copies thereof. The Executive further represents and warrants that he does not have in his possession or control any files, customer lists, financial information or other property of Commerce and its Related Entities that are not necessary for his continued service as a director of Commerce. In addition to his promises in
Section 5 of the Employment Agreement, the Executive agrees that he will not disclose to any person or use any such information, observations or data without the written consent of Commerce's Board of Directors. If the Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he is contacted by any third person requesting such information, he will notify Commerce's principal executive officer as soon as is reasonably practicable after receiving notice and will cooperate with Commerce and its Related Entities in minimizing the disclosure thereof.

        18. No Solicitation. For a period of 18 months from the Effective Date, the Executive agrees that he will not solicit or attempt to solicit any customer of Commerce and its Related Entities to do business with any person or entity other than Commerce and its Related Entities, and will not solicit for employment any person who is an officer, manager, employee of Commerce and its Related Entities, or any consultant of Commerce and its Related Entities who is under contract to provide full-time services to Commerce and its Related Entities. It shall not be a breach of this Section 18 for the Executive to make general solicitations of employment that are not directed to any person who is at the time of the solicitation an officer, manager or employee of the Commerce and its Related Entities.

        19. Equitable Remedies. The Executive acknowledges that any unfair competition or misuse of trade secret or Confidential Information belonging to Commerce and its Related Entities, or any violation of Section 5 of the Employment Agreement or Sections 15, 17 and 18 of this Agreement, will result in irreparable harm to the Company and its Related Entities, and therefore, Commerce and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief.

        20. Cooperation Clause.

                (a) To facilitate the orderly conduct of Commerce and its Related Entities' businesses, for the period he remains a director of Commerce or one year, whichever is longer, the

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Executive agrees to cooperate, at no charge, with the Company's and its Related
Entities' reasonable requests for information or assistance related to the time of his employment.

                (b) For the period he remains a director of Commerce or one year, whichever is longer, the Executive agrees to cooperate, at no charge, with Commerce and its Related Entities' and its or their counsel's reasonable requests for information or assistance related to (i) any investigations (including internal investigations) and audits of Commerce and its Related Entities' management's current and past conduct and business and accounting practices and (ii) Commerce and its Related Entities' defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which the Executive was engaged in employment with Commerce and its Related Entities. Except as required by law or authorized in advance by Commerce's Board of Directors, the Executive will not communicate, directly or indirectly, with any third party, including any person or representative of any group of people or entity who is suing or has indicated that a legal action against Commerce and its Related Entities or any of their employees, officers, directors, affiliates or agents is being contemplated, concerning the management or governance of Commerce and its Related Entities, the operations of Commerce and its Related Entities, the legal positions taken by Commerce and its Related Entities, or the financial status of Commerce and its Related Entities. If asked about any such individuals or matters, the Executive shall say: "I have no comment," and shall direct the inquirer to the principal executive officer of Commerce. The Executive acknowledges that any violation of this Section 20 will result in irreparable harm to Commerce and its Related Entities and will give rise to an immediate action by Commerce and its Related Entities for injunctive relief. It shall not be a breach of this Section 20 for the Executive (i) to testify truthfully in any judicial or administrative proceeding, or (ii) if the Executive is a defendant in any such legal action, for the Executive to take any action or make any communication not prohibited by the Agreement he deems necessary, appropriate or helpful to his defense.

        21. No Future Employment. The Executive understands that his employment with Commerce and its Related Entities will irrevocably end as of the Termination Date and will not be resumed at any time in the future. The Executive agrees that he will not apply for, seek or accept employment by Commerce and its Related Entities at any time, unless invited to do so by the Company or any of its Related Entities.

        22. Non-disparagement. The Executive agrees not to disparage or otherwise publish or communicate derogatory statements about Commerce and its Related Entities, its/their respective management, products and services to any third party. It shall not be a breach of this Section 22 for the Executive to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings. Commerce and its Related Entities will not authorize or tolerate any disparagement of, or the publication or other communication of derogatory statements about, the Executive and/or the Executive's knowledge, skill, abilities or managerial or employment performance to any third party. It shall not be a breach of this Section 22 for the Company and its Related Entities to present truthful testimony in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings or in response to a reference check authorized by the Executive.

        23. Tax Indemnification. The Executive agrees that he is solely responsible for all tax obligations, including, but not limited to, all payment obligations, which may arise as a consequence of this settlement. The Executive further agrees to promptly pay and to indemnify and hold the Company Releasees harmless from and against any and all loss, cost, damage or expense, including, without limitation, attorneys' fees, interest, assessments, withholdings and penalties, arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds paid to the Executive as a result of this settlement. The Executive further agrees not to seek or make any claims against the Company Releasees for any loss, cost, damage or expense if a claim or adverse determination is made in connection with the non-withholding or other tax treatment of any of the proceeds of this settlement or a portion thereof. The Executive understands and agrees that the Company Releasees shall not have any duty to defend against any claim or assertion in connection with the non-withholding or other tax treatment of the proceeds of this settlement or any portion thereof, and the Executive agrees to assume full responsibility for defending against any such claim or assertion. In addition, the Executive agrees to notify Commerce within two (2) business days of any communication or action by any government agency relating to the non-withholding or other tax treatment of any of the proceeds paid to the Executive as a result of this settlement.

        24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

        25. Venue. The parties hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Executive or Commerce and its Related Entities, shall be litigated in courts located in Orange County, California, and each of the parties hereto expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the Executive, the Company or Commerce at his/its last known address. The parties hereby waive trial by jury in connection with any future dispute between them, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

        26. Attorneys' Fees. Except as otherwise provided herein, in any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, each party shall bear its own costs and expenses, including reasonable attorneys' fees; provided, however, that Commerce will pay the fees and expenses billed to the Executive by Jones Day, up to a maximum of $90,000, for services rendered up to the date the Executive executes this Agreement, which services relate to the termination of the Executive's employment with Commerce and its Related Entities, Commerce's investigation of the circumstances surrounding arrangements with Nexus Advisory Corporation and the negotiation and execution of this Agreement. The fees payable to Jones Day under this Section 26 will be wired directly to Jones Day on the first business day after the Effective Date. Attorneys' fees in connection with any matter to which the Executive is entitled to indemnification under the Indemnification Agreement or the Commonwealth Indemnification Agreement shall be governed by those agreements and not this section.

        27. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

        28. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

        29. Entire Agreement. This Agreement, together with the attachments hereto, represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

        30. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

        31. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

        32. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

        33. Assignment. This Agreement inures to the benefit of and is binding upon the Company and Commerce and its respective successors and assigns, but the Executive's rights under this Agreement are not assignable, except to his estate. If so requested by the Executive, Commerce shall, as a pre-closing condition to any merger, accommodation, sale of assets or similar transaction, require any successor entity to affirm in writing its agreement to be bound by the obligations of the Company and Commerce under this Agreement.

        34. Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile; or
(c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

        If to the Executive:     Ian B. Carter
                                 19392 Lemon Hill Drive
                                 Santa Ana, CA  92705
                                 Fax:  714-730-0270


        If to the Company        Commerce Energy Group, Inc.
            or Commerce:         600 Anton Boulevard, Suite 2000
                                 Costa Mesa, CA 92626
                                 Attn:  Principal Executive Officer
                                 Fax: (714) 481-6567

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender's machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

        35. Miscellaneous Provisions.

                (a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

                (b) Each party has been represented by counsel who has participated in the drafting of this Agreement. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

                (c) Each provision of this Agreement to be performed by a party hereto is both a covenant and a condition, and is a material consideration for the other party's performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

                (d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

                (e) Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

                (f) Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

                (g) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

                (h) EACH OF THE PARTIES ACKNOWLEDGES THAT HE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.


"EXECUTIVE"                         /s/ IAN B. CARTER
                                    --------------------------------------------
                                    IAN B. CARTER

                                    Dated: April 21, 2005


"COMPANY"                           COMMERCE ENERGY INC.,
                                    a California corporation

                                    By:  /S/ RICHARD L. BOUGHRUM
                                       -----------------------------------------

                                    Printed Name: Richard L. Boughrum
                                                 -------------------------------

                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    Dated: April 21, 2005


"COMMERCE"                          COMMERCE ENERGY GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/ RICHARD L. BOUGHRUM
                                       -----------------------------------------

                                    Printed Name: Richard L. Boughrum
                                                 -------------------------------

                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    Dated: April 21, 2005

                                  EXHIBIT INDEX

Exhibit

A       Employment Agreement dated November 1, 2000

B       Addendum to the Employment Agreement dated as of November 1, 2000

C       Second Amendment to the Employment Agreement dated as of March 15, 2004

D       Form of Option Agreement

E       Additional Covenants and Agreements to Rights Registration Covenants

F       Consent and Waiver Agreement dated as of March 12, 2004

G       Commonwealth Indemnification Agreement dated as of November 1, 2000

H       Commerce Indemnification Agreement dated as of July 6, 2004

                                    EXHIBIT A

                              EMPLOYMENT AGREEMENT

        THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of January 1, 2000, between Commonwealth Energy Corporation, a California corporation (the reference herein to the "Company" includes all subsidiary companies owned or controlled now or hereafter by Commonwealth Energy Corporation, including but not limited to electricAMERICA, electric.com and any and all other entities formed as a result of expanding the business of Commonwealth Energy Corporation) and Ian B. Carter ("Employee"), with reference to the following:

        A. Employee has been a principal stockholder, director, officer and employee of the Company and has rendered valuable services to the Company.

        B. The Company and Employee desire to enter into this Agreement to assure the Company of the continued services of Employee on the terms provided herein.

        NOW, THEREFORE, in consideration of the various covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1. Term of Employment. The Company hereby employs Employee and Employee accepts such employment for a term of 61 months, commencing on January 1, 2000 and terminating on January 31, 2005, unless sooner terminated as hereinafter provided.

        2. Titles and Responsibilities. Employee shall serve as Chairman and Chief Executive Officer of the Company and in the performance of such duties shall report directly to (and only to) the Board of Directors of the Company (the "Board"). Employee shall also serve as director and chairman of affiliated companies as the Board may desire. Subject to applicable law and the overall policy directives of the Board, Employee shall have complete autonomy with respect to the day to day management of the business and affairs of the Company and shall have all executive powers and authority which are necessary to enable him to discharge his duties as Chairman and Chief Executive Officer of the Company and which are commonly incident to such office. Employee's office location shall at all times be in the Orange County Area, California provided that Employee may be required to travel outside such area from time to time to the extent reasonably necessary to the performance of his duties hereunder. During the term hereof, the Company shall not employ or otherwise retain any other person who reports directly to the Board, who is afforded aggregate compensation greater than that of Employee or who is afforded executive responsibilities greater than those of Employee. In addition, during the term hereof, the Company shall include Employee as a qualified candidate on any slate of nominees for directors presented by management for proxy or for appointment or to any shareholders for consideration and vote to the end that Employee shall at all times be and remain a member of the Board and shall be member of any Executive Committee, provided however that nothing herein shall override the legal requirements regarding nonparticipation and/or non voting in matters involving conflicts of interest that may come before a committee or before the Board. Employee shall in good faith and consistent with his ability, experience and talent perform the duties set forth in this Section 2, and shall devote all of his productive time and efforts to the performance of such duties; provided, however, that Employee may devote time to personal and family investments to the extent that such investments do not materially conflict with the discharge of his duties hereunder.

        3. Compensation and Benefits. The Company shall pay and/or provide the following compensation and benefits to Employee during the term hereof, and Employee shall accept the same as payment in full for all services rendered by Employee to or for the benefit of the Company:

                3.1 Base Salary. A salary of $ 275,000 per annum for the first twelve months of the term of this Agreement, $ 325,000 per annum for the second twelve months of the term, 375,000 per annum for the third twelve months of the term, $ 425,000 per annum for the fourth twelve months of the term, and $ 500,000 per annum for the fifth twelve months of the term (the "Base Salary"). The Base Salary shall be subject to review from time to time (not less frequently than at the end of each fiscal year of the Company) and, as a result thereof, may be increased (but not decreased) at the discretion of the Board. In determining such increases in the Base Salary, if any, the Board shall take into account, among other things, the Company's Business Plan and the Company's results of operations. The Base Salary shall be payable in accordance with the payroll practices of the Company in effect from time to time.

                3.2 Bonus. In the event that the Company achieves in any year during the term hereof an increase of fifty thousand (50,000) or more new customers (a new customer is defined as an additional meter being served and the Increase in the Customer Count means the increase if any in comparing the Customer Count at the beginning of the year with the Customer Count at the end of said year, taking into account any loss of customers to arrive at the aggregate or net Customer Count) Employee shall receive one dollar per new customer up to $50,000 maximum in the first year, up to $75,000 in the second year, and up to $100,000 per year in the third, fourth and fifth years. The bonus shall be due and payable no later than thirty (30) days following the determination by the Company's independent certified public accountants, or, certified by the Chief Financial Officer . If such results are achieved Employee shall also be eligible for an additional discretionary bonus to be determined by the Board taking into account, among other things, the Business Plan and the Company's results of operations for the completed fiscal year. The bonus provided herein shall cease if and when the Company, or any affiliated company makes an initial public offering. As used herein, "initial public offering" means new shares are marketed and sold to the public pursuant to a contract with an underwriter who commits to create a market for the IPO shares on NASDAQ or the American Stock Exchange or the New York Stock Exchange.

                        (a) Bonus Upon Sale of Assets or Control of the Company. If during the term of this Agreement all or substantially all of the assets of the Company or more than fifty percent (50%) of the issued and outstanding voting shares of the Company are, in any transaction or series of transactions, acquired by any one person or entity not then affiliated with the Company, then the Company shall pay to Employee a bonus equal to eight (8) times the annual Base Salary due the Employee plus the amount of I.R.S. Code 280 G taxes, payable by Employee. In addition all stock options due the Employee shall be immediately earned and issued as non-restricted options. The bonus shall be paid to Employee within sixty (60) days after the Closure date of such purchase of assets or stock, and the payment of the bonus shall be accompanied by a summary statement or accounting of the computation thereof. The bonus shall be payable to Employee whether or not Employee elects to terminate this Agreement pursuant to Section
7.3 below.

                        (b) Participation in Public Offering. If during the term of this Agreement the Company makes a public offering of shares of its voting common stock, or any other class securities with substantially similar terms and preferences, ("Common Stock"). Employee shall have the right and option to purchase shares of Common Stock from the Company prior to the public offering on the following terms and subject to the following conditions:

                                (i) Employee shall be entitled to purchase from
the Company prior to the public offering three hundred thousand (300,000) shares of restricted Common Stock immediately prior to the public offering and shall be entitled to purchase the shares of Common Stock at a purchase price of $2.50 for each share. These shares shall be allowed to be sold with the public stock in the Public Offering at the discretion of the Employee.

                                (ii) If any holder of Common Stock of the
Company (hereinafter a "Selling Shareholder") is permitted by the Company and the Company's underwriters to have any of his Common Stock registered and sold with the Common Stock issued by the Company in the public offering, the Common Stock so purchased by Employee shall be included in the Common Stock registered and sold by the Selling Shareholders, on the same basis as that afforded to the other Selling Shareholders;

                                (iii) Except with respect to shares of Common
Stock registered and sold by Employee pursuant to Section (ii) above, (i) Employee acknowledges that the shares of stock so purchased by him will be registered under the Securities Act or any applicable state securities laws;
(ii) Employee represents and warrants to the Company that all such stock will be held by him for his account for investment purposes only; (iii) Employee acknowledges and agrees that no stock so acquired by him may be transferred unless and until (A) counsel for the Company shall have determined, at the Company's sole cost and expense, that the intended transfer does not violate the Securities Act of 1933 (the "Securities Act") or the rules and regulations promulgated thereunder or any applicable state securities laws, or (B) the shares have been validly registered under the Securities Act and all applicable state securities law; and

                                (iv) Except with respect to shares of Common
Stock registered and sold by Employee pursuant to Section (ii) above, all shares of stock so purchased by Employee shall be subject to a Shareholders Agreement among the Company, Employee and the other controlling shareholders of the Company substantially similar in form and substance to such Shareholders Agreement, if any, as may then be in effect among the Company and its employee Shareholders. If no such shareholders Agreement then exists among the Company and its employee Shareholders, Employee need not enter into any Shareholders Agreement restricting his transfer of the shares of Common Stock so purchased by him.

                (c) Bonus for Successful Initial Public Offering ("IPO"). This stock option bonus shall be deemed earned by the Employee for increasing the capitalized value of the Company or any related entity which is the subject of the IPO. Capitalized value shall be calculated by taking the initial value placed on one share of stock or the value of one share of stock thirty (30) days after the date of the IPO, whichever is higher, and multiply said value per one share by the total number of shares and options outstanding. (For example, if the stock is priced at $10.00 per share either on the date of the IPO or thirty
(30) days thereafter and the total number of outstanding shares and options is forty million (40,000,000), the capitalized value shall be $400,000,000). The options shall be earned as follows: at a capitalized value with a floor of $100,000,000 or less, the Employee is granted 100,000 options. For each increase of $11,000,000 in capitalized value, the Employee is granted an additional 25,000 options up to a maximum of 2,000,000 options. At an increase of $11,000,000 increments, the Employee shall cap out at 2,000,000 options at a capitalized value of $936,000,000, or greater. These bonus options shall have Demand Registration rights for the Employee and shall be subject to the same terms as described in paragraph 3.2 (b) (i). Said options shall have a ten-year period before expiring.

                3.3 Employee Stock Option Plan. Concurrently herewith, the Company shall grant to Employee for signing this agreement, a stock option to purchase three hundred thousand (300,000) shares. For the balance of the term of this agreement there shall be four additional stock option periods to purchase one hundred thousand (100,000) shares in each one year period of the Company's capital stock on the terms outlined in paragraph 3.2 (b) (i). (Said four stock option issuances shall be earned upon each anniversary thereafter). These four options shall be considered as part of the salary package. In addition, concurrently with these four options there shall be four additional options of three hundred thousand (300,000) shares each. These four options shall be earned by Employee if the Customer Count grows or increases a minimum of twenty percent (20%) annually over the 1999 year, non compounded, Customer Count. The Customer Count is defined as the aggregate customer base or customer count at the end of 1999 minus all industrial customers and all commercial customers signed with the Company. The Employee at his discretion may place the allowed amount of these options into the Company's Incentive Stock Option Plan. Said options shall have a ten year period to expiration, unless the Stock Option Plan does not authorize same. Any shares of capital stock so purchased by Employee shall be entitled to participate, on the same basis as those owned by any other shareholders, in any selling shareholder allotment afforded to the Company's other shareholders in connection with any and all public offerings of the Company's capital stock hereafter effected. Any shares issued under this bonus shall have Demand registration rights and shall be subject to the terms of paragraph 3.2 (b) (i). These options shall be afforded the same privileges as shares. For example, the options will initially be issued in Commonwealth Energy Corporation, with the understanding that should the IPO be a separate entity other than Commonwealth Energy Corporation, the same number of options will be issued to the Employee in the IPO entity -- for example, electric.com. In this case, the option price for each share will be the same price as the price at which the shares are initially offered, or $2.50, whichever is lower.

                3.4 Other Fringe Benefits. Employee shall be entitled to participate in all of the Company's incentive and benefit plans and arrangements, including, without limitation, all employee incentive and benefit plans or arrangements made available in the future by the

Company to its senior executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, but on a basis no less favorable than that afforded to any other director, officer or employee of the Company. The Company shall also provide to Employee and his spouse and any family members under the age of majority at the Company's expense reasonable health insurance coverage as given to other senior management employees of the Company, as approved by the Board, and life and disability insurance in amounts and types of coverage as approved by the Board.

                3.5 Expenses. The Company shall promptly reimburse Employee for all out-of-pocket expenses actually incurred by him in connection with the performance of his duties hereunder, subject to Employee's furnishing the Company with evidence in the form of receipts satisfactory to the Company substantiating the claimed expenditures (such expenses being commensurate with the office and executive position of Employee hereunder, and including first class hotel and travel arrangements). Employee's right to be reimbursed for expenses incurred prior to the termination of this Agreement shall survive termination of this Agreement.

                3.6 Vacation. Employee shall be entitled to the number of paid vacation days in each calendar year which shall not be aggregated or carried forward, as determined by the Board from time to time for the Company's senior executive officers, but not less than 30 business days in any calendar year. Employee shall also be entitled to all paid holidays given to the Company's senior executive officers.

                3.7 Automobile; Telephone; etc. During the term hereof the Company shall make payments of One Thousand Three Hundred Dollars ($1,300.00) per month to the manufacturer or dealer or other person or entity as designated by the Employee for an automobile of the Employee's choice. At the time of termination of this agreement the Employee shall assume the responsibility of any such payments. In addition, the Company shall provide an automobile telephone, a home telecopy machine and an answering service and shall reimburse Employee for all charges incurred by him in connection with the use thereof related to the performance of his duties hereunder. In addition, the Company shall pay the reasonable cost for insurance coverage for liability and property damage, and also comprehensive and collision coverage for the automobile.

                3.8 Withholding and other Deductions. All compensation payable to Employee hereunder shall be subject to such deductions as the Company is from time to time required to make pursuant to law, governmental regulation or order.

        4. Representations and Warranties. Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder and (b) Employee is under no physical or mental disability that would hinder the performance of his duties under this Agreement. The Company represents and warrants to Employee that (a) the execution and delivery of this Agreement by the Company and the performance of its obligations hereunder have been duly authorized by the Board and no further corporate action on the Company's part is necessary to authorize this Agreement and the performance of such obligations, and (b) this Agreement constitutes the valid and binding obligation of the Company, enforceable by Employee against the Company strictly in accordance with its terms (subject to laws in effect with respect to creditors' rights generally and applicable principles relating to equitable remedies).

        5. Confidential Information. Employee acknowledges that the nature of Employee's engagement by the Company is such that Employee will have access to Confidential Information (as hereinafter defined) which has value to the Company. During the term of this Agreement and at all times thereafter, Employee shall keep all of the Confidential Information in confidence and shall not disclose any of the same to any other person, except the Company's personnel entitled thereto and other persons designated in writing by the Company or except as otherwise required by law. Employee shall not use the Confidential Information for Employee's personal gain or benefit outside the scope of Employee's engagement by the Company. The term "Confidential Information," as used herein, means all information or material not generally known by non-Company personnel which (a) gives the Company some competitive business advantage or the opportunity of obtaining such advantage or the disclosure of which could be materially detrimental to the interests of the Company; (b) which is owned by the Company or in which the Company has an interest and (c) which is either (i) marked "Confidential Information," "Proprietary Information" or other similar marking, (ii) known by Employee to be considered confidential and proprietary by the Company or (iii) from all the relevant circumstances should reasonably be assumed by Employee to be confidential and proprietary to the Company.

        Employee agrees that upon termination of employment, unless retained by the Company in some other capacity, Employee will not, for a period of two (2) years after such termination:

        A. Use or assist others in using Confidential Information for any purpose competitive with the business of the Company or any affiliated company; or

        B. Solicit or induce, or attempt to solicit or induce any officer or Senior manager who is a key "man" employee of the Company, provided further that this provision shall not be deemed to be breached in any such employee hired by Employee states that he or she voluntarily quit the Company without being induced by an offer by Employee to quit and accept a salary higher than his or her existing salary.

        6.      Insurance and Indemnification.

                6.1 "Key-Man" Insurance. The Company shall have the right to purchase "key-man" life insurance covering Employee, in the name and for the benefit of the Company and at the Company's expense in any amount not exceeding $2,000,000. Furthermore, so long as it does not adversely affect Employee's ability to obtain life insurance in the general market at prevailing rates, the Company may take out additional "key-man" life insurance with respect to Employee at the Company's cost and for its benefit. Employee shall cooperate in all reasonable respects with the Company's efforts to obtain such insurance and shall submit to any required medical or other examination; provided; however, that if such medical or other examination cannot be conducted by Employee's personal physician, then Employee shall have the right to have his personal physician attend the examination. Upon the termination of his employment hereunder, Employee may acquire any such life insurance policy upon paying the Company an amount equal to the insurance policy's cash surrender value, if any, at the time of termination and reimbursing the Company for the pro rata portion of any premium paid applicable to periods subsequent to the termination.

                6.2 Insurance Covering Employee. The Company shall, at its cost, provide insurance coverage to Employee to the same extent as other senior executives and directors of the Company, with respect to (i) director's and officer's liability, (ii) errors and omissions and (iii) general liability. At no time will the director's and officer's liability and errors and omissions insurance coverage fall below $10,000,000. As the company grows, appropriate adjustments to the levels of coverage will be in full force and effect.

                6.3 Indemnification. The Company shall indemnify Employee and hold him harmless from and against any and all costs, expenses, losses, claims, damages, obligations or liabilities (including actual attorneys fees and expenses) arising out of or relating to any acts, or omissions to act, made by Employee on behalf of or in the course of performing services for the Company to the full extent permitted by the Bylaws of the Company as in effect on the date of this Agreement, or, if greater, as permitted by applicable law, provided that the indemnity afforded by the Company's Bylaws shall never be greater than that permitted by applicable law. To the extent a change in applicable law permits greater indemnification than is now afforded by the Bylaws and a corresponding amendment shall not be made in said Bylaws, it is the intent of the parties hereto that Employee shall enjoy the greater benefits so afforded by such change. If any claim, action, suit or proceeding is brought, or claim relating thereto is made, against Employee with respect to which indemnity may be sought against the Company pursuant to this section, Employee shall notify the Company in writing thereof, and the Company shall have the right to participate in, and to the extent that it shall wish, in its discretion, assume and control the defense thereof, with counsel satisfactory to Employee.

                6.4 Rights Not Exclusive. The foregoing rights conferred upon Employee shall not be exclusive of any other right which Employee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and such provisions shall survive the termination or expiration of this Agreement for any reason whatsoever.

        7. Termination.

                7.1 Death or Total Disability of Employee. If Employee dies, Employee's employment hereunder shall automatically terminate. If Employee becomes totally disabled during the term of this Agreement, this Agreement may be terminated at the option of the Company. For these purposes Employee shall be deemed totally disabled if Employee becomes physically or mentally incapacitated or disabled or otherwise unable to discharge Employee's duties hereunder for a period of one hundred twenty (120) consecutive calendar days or for one hundred fifty (150) calendar days (whether or not consecutive) in any one hundred eighty
(180) calendar day period. Prior to termination of this Agreement as a result of disability, and notwithstanding any failure or inability of Employee to render services hereunder, the Company shall continue to pay and/or provide to Employee the compensation and benefits specified in Section 3 hereof. Furthermore, in the event that this Agreement automatically terminates as a result of the death of Employee, or in the event that this Agreement is terminated by the Company as a result of the total disability of Employee, the Company shall continue to pay Employee (or, in the event of Employee's death, Employee's estate, heirs or personal representative), when otherwise due, for a period of one year thereafter or until expiration of the term hereof, whichever occurs first, the Base Salary and bonus specified in Sections 3.1 and 3.2 hereof.

                7.2 Termination by the Company for Cause. Except as set forth in
Section 7.1, the Company may terminate this Agreement only for cause, which shall be limited to any one of the following:

                Employee's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any felony which would materially and adversely interfere with Employee's ability to perform his services under this Agreement

                In no event whatsoever shall the Company's failure to meet the projections set forth in the Business Plan be grounds for the Company's termination of this Agreement.

                Upon termination of this Agreement by the Company for cause, Employee shall be entitled to receive all compensation and other benefits payable to him pursuant to Section 3 hereof accrued through the effective date of termination.

                7.3 Termination by Employee for Cause. Employee may terminate this Agreement only for cause, which shall be limited to any one of the following:

                        (a) The sale of all or substantially all of the Company's assets to a person unaffiliated with the Company or the occurrence of a Change of Control, in either case without Employee's prior written consent, which consent may be given or withheld by Employee in his sole and arbitrary discretion.

                        (b) The Company's material breach of any of the terms and conditions of this Agreement, provided that termination pursuant to this subsection (b) shall not constitute a valid termination for cause unless the Board shall have first received written notice from Employee stating with specificity the nature of such material breach and affording the Company at least thirty (30) days to cure the material breach alleged.

                Upon any termination of this Agreement by Employee for cause, Employee shall not be required to render or to provide any further services pursuant to this Agreement and shall be entitled to receive in one lump sum within fifteen (15) days following notice of such termination, a termination payment equal, in the case of termination under (a) above, to eight (8) times the Base Salary then being paid to Employee hereunder, and equal, in the case of termination under (b) above, to the monetary value (not discounted to present value) of all of the compensation, including all the options, and other benefits payable to Employee pursuant to this Agreement for the remainder of the term hereof. Such compensation shall be in addition to, and not in lieu of, any other damages to which Employee may otherwise be entitled.

                7.4 Stock Repurchase Option. In the event that the Company should terminate this agreement early, Employee shall have the absolute right, to be exercised in his sole and absolute discretion and in addition to any other compensation or benefits payable to him hereunder, to require the Company to repurchase from him all capital stock and stock options of the Company then owned by him at an aggregate repurchase price equal to 100% of then aggregate price value of the Company's capital stock. Such right may be exercised by notice from Employee to the Company, and the closing of the repurchase shall take place at a time and place to be agreed upon by Employee and the Company, but not to be more than thirty (30) days following the Company's receipt of the notice. At the closing Employee shall sell and the Company shall purchase the capital stock and stock options, without any representation or warranty by Employee other than that he has good title thereto free of all liens, encumbrances and adverse interests, by Employee's delivery to the Company of a certificate or certificates representing such capital stock and stock options, in each case duly endorsed for transfer or accompanied by appropriate stock powers, and by the Company's delivery to Employee of a certified check representing payment of the purchase price in full.

                7.5 No Mitigation. Employee shall have no duty or obligation to mitigate damages hereunder, and if Employee does choose to accept employment elsewhere after any breach or improper termination of this Agreement by the Company, then any income and other employment benefits received by Employee by virtue of his employment by, or rendition of services for or on behalf of, any person or entity other than the Company after such breach or improper termination shall not reduce the Company's obligation to make payments and afford benefits hereunder.

                7.6 No Offset. The Company shall have no right to offset against any payments or other benefits due to Employee under this Agreement the amount of any claims it may have against Employee by reason of any breach or alleged breach of this Agreement by Employee; provided, however, that the Company shall have the right to offset any amounts due the Company from Employee pursuant to any judgment (after exhaustion of all appeals) rendered by a court of competent jurisdiction in connection with any breach or alleged breach of this Agreement by Employee.

                7.7 SEC Filings. The Company or its counsel engaged to advise the Company with respect to filings with the SEC shall give timely notice and advice to Employee, to the extent the Company has or is given information that should so indicate to the Company or its counsel, of any requirement that Employee make filings with the SEC or any other governmental agency having jurisdiction by reason of Employee's position with the Company and/or Employee's transactions in securities of the Company.

        8. Failure to Extend Term. If at the expiration of the term of this Agreement the Company has met or exceeded the projections set forth in the Business Plan and the Company does not offer to extend Employee's employment on terms no less favorable than those stated herein but at his then current level of compensation and other benefits (subject to upward adjustment to reflect increases, if any, in the cost of living during the term hereof as reflected in the level of the Consumer Price Index-All Items for the Los Angeles Metropolitan Area, promulgated by the Bureau of Labor Statistics of the United States Department of Labor), the Company shall upon such expiration pay Employee a sum of $100,000 for a period of ten (10) years. Employee agrees to consult to the company during that period and shall be Vice-Chairman of the Board.

        9. General Relationship. Employee shall be considered an employee of the Company within the meaning of all federal, state and local laws and regulations including, but not limited to, laws and regulations governing unemployment insurance, workers' compensation, industrial accident, labor and taxes.

        10. Miscellaneous.

                10.1 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

                10.2 No Assignment. This Agreement may not be assigned by the Company or Employee without the prior written consent of the other (which consent may be granted or withheld by such party in its sole and absolute discretion), and any attempt to assign rights and duties without such written consent shall be null and void and of no force and effect. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                10.3 Survival. The covenants, agreements, representations and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment, irrespective of any investigation made by or on behalf of any party.

                10.4 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement. 10.5 Waiver. The failure of either party hereto at any time to enforce performance by the other party of any provision of this Agreement shall in no way affect such party's rights thereafter to enforce the same, nor shall the waiver by either party of any breach of any provision hereof be deemed to be a waiver by such party of any other breach of the same or any other provision hereof.

                10.6 Section Headings. The headings of the several sections in this Agreement are inserted solely for the convenience of the parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

                10.7 Notices. All notices and other communications required or permitted under this Agreement shall be in writing, served personally on, telecopied, sent by courier or other express private mail service, or mailed by certified, registered or express United States mail postage prepaid, and shall be deemed given upon receipt if delivered personally, telecopied, or sent by courier or other express private mail service, or if mailed when actually received as shown on the return receipt. Notices shall be addressed as follows:

                      (a)    If to the Company, to:
                             Commonwealth Energy Corporation

                             15901 Red Hill Avenue
                             Suite 100
                             Tustin, CA 92780

                      (b)    If to Employee, to:
                             Ian B. Carter
                             19392 Lemon Hill Drive
                             Santa Ana, CA 92705

Either party may change its address for purposes of this Section by giving to the other, in the manner provided herein, a written notice of such change.

                10.8 Severability. All sections, clauses and covenants contained in this Agreement are severable, and in the event any of them shall be held to be invalid by any court, this Agreement shall be interpreted as if such invalid sections, clauses or covenants were not contained herein.

                10.9 Applicable Law. This Agreement is made with reference to the laws of the State of California, shall be governed by and construed in accordance therewith, and any court action brought under or arising out of this Agreement shall be brought in any competent court within the State of California, County of Orange.

                10.10 Attorneys' Fees. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs it incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                10.11 Gender. Where the context so requires, the use of the masculine gender shall include the feminine and/or neuter genders and the singular shall include the plural, and vice versa, and the word "person" shall include any corporation, firm, partnership or other form of association.

                10.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                10.13 Option Rights. All stock options shall vest immediately, except as otherwise set forth in Section 3.3. All stock option rights, including grants, or bonuses, or rights to stock options shall include the right in favor of Employee, that in the event of any stock splits or option splits, Employee's options and rights shall also be included and split, and the Company agrees to take all appropriate action to accomplish this commitment. Any options owned by Employee shall in no event be subject to forfeiture or termination in the event that Employee's status as an employee should terminate or expire.

                10.15 Right of Employee to Terminate. Employee has the right, after thirty months of the term of this agreement, and at his sole discretion, to terminate this agreement. All options and funds earned at that point shall accrue to the benefit of the Employee In order for the Employee to exercise this option, the Company or an affiliated company has to have completed an IPO.

                10.15 Guarantee. In the event a separate entity takes control of the operation of the Company for any reason whatsoever, the Company represents and agrees that this Employment Agreement, and all obligations of the Company to Employee shall become the obligations of any such successor company or entity. This successor obligation by any such company or entity or related company includes but is not limited to electricAMERICA or electric.com in the event Commonwealth becomes insolvent, or is dissolved and/or becomes a subsidiary of either named company, or any other related company.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereinabove set forth.



Commonwealth Energy Corp.,
a California corporation

By: /s/ John A. Barthrop
----------------------------------
John A. Barthrop
Its:  General Counsel


EMPLOYEE

/s/ Ian B. Carter
--------------------------------------
Ian B. Carter

                                    EXHIBIT B


                        ADDENDUM TO EMPLOYMENT AGREEMENT

THIS ADDENDUM is entered into as of November 1, 2000 and shall modify, change and clarify, as specified herein, that EMPLOYMENT AGREEMENT by and between Commonwealth Energy Corporation, a California Corporation and Ian B. Carter ("Employee"), said agreement was entered into as of January 1, 2000. This ADDENDUM shall be made a part thereof and shall be attached thereto the referenced EMPLOYMENT AGREEMENT.

Paragraph 3.2. Bonus shall be deleted in its entirety and shall be replaced with the folio-wing paragraph. "Employee is entitled to a cash bonus based on the Company's results in a given calendar year. Said cash bonus shall be based on the Company's results of operation for the completed fiscal year. One measurement shall be the performance of the company versus the Business Plan. By meeting the requirements for this bonus the Employee shall be entitled to one hundred thousand ($100,000.00) dollars as a cash bonus for that calendar year. The Compensation Committee shall determine this bonus and any additional discretionary cash bonus. This bonus shall be due and payable no later than thirty (30) days following the determination by the Compensation Committee.

Paragraph 3.2(a). Bonus Upon Sale of Assets or Control of the Company shall be deleted in its entirety and shall be replaced with the following paragraph: "If during the term of the Agreement (i) all or substantially all of the assets of the Company or more than fifty percent (50%) of the issued and outstanding voting shares of the Company are, in any transaction or series of transactions, acquired by any one person or entity not then affiliated with the Company, or
(ii) control of the Company is taken over by a group of shareholders when no significant change of ownership has taken place, or (iii) a liquidity event such as a merger, acquisition, strategic alliance or any other event that could bring substantial capital into the company and any of these events listed require that the Employee be terminated, leave the company, replaced or any other event that no longer allows or requires the Employee to remain with the Company, then the Company shall pay to Employee a bonus equal to eight (8) times the annual Base Salary due the Employee plus the amount of I.R.S. Code 280 G taxes, payable by Employee. In addition all stock options referred to in this Agreement, whether earned or unearned shall be deemed to be valued at 2 times the then aggregate price value of the Company's capital stock (See paragraph 3.9). The bonus shall be paid to the Employee and the options purchased from the Employee prior to the Closure date of such an event taking place. The bonus shall be payable to Employee whether or not Employee elects to terminate this Agreement pursuant to
Section 7.3 below."

Paragraph 3.2(b). Participation in Public Offering. Change the first sentence of this paragraph to read: "If during the term of this Agreement the Company makes a public offering of shares of its voting common stock, or any other class securities with substantially similar terms and preferences, ("Common Stock") or if the company supports any other form of liquidity event such as a merger, acquisition, strategic alliance, etc. . . then all stock options referred to in this entire paragraph whether earned or not shall immediately be considered vested prior to the public offering, or other such liquidity event, on the following terms and conditions:

Paragraph 3.2(c). Bonus for Successful Initial Public Offering ("IPO"). This paragraph shall be deleted in its entirety and shall be replaced with the following paragraph:

"Paragraph 3.2(c). Specific Event Bonus Options. These bonus options shall be earned by the Employee for successfully completing specific events, which are:

Event                                              Options Earned
Completion of the Audit                            500,000
Settlement with DOC                                250,000
Settlement with CPUC                               500,000
Complete Liquidity Event                           750,000

These bonus options shall have Demand Registration rights for the Employee and shall be subject to the same terms as described in paragraph 3.2(b)(i). Said options shall have a ten-year period before expiring."

Paragraph 3.3 Employee Stock Option Plan: Delete the part of the paragraph starting with the words, "In addition, concurrently" and ending with the words "signed with the Company". Replace the deleted sentences with the following: "In addition, the Employee may earn additional options by meeting or exceeding the financial aspects of the Business Plan as approved by the Compensation Committee. For meeting the Business Plan in any calendar year the Employee shall earn and additional 100,000 options; if the Company exceeds the Business Plan by 5% or more the Employee shall earn an additional 100,000 options, for a total of 200,000 options; and if the Company exceeds the Business by 10% or more the Employee shall earn an additional 100,000 options, for a total of 300,000 options.

Add the following sentence to Paragraph 3.4 Other Fringe Benefits: For a period of ten years, whether the Employee is employed or not, the company agrees to pay for a term life insurance policy for the Employee in an amount of one million and five hundred thousand ($1,500,000) dollars.

Add the following two paragraphs:

3.9 Stock Repurchase Option: In the event the company should terminate this agreement early, or the company is taken over through any event that takes control of the company itself or by taking control of the Board of Directors, or a sale of assets as defined herein. Whether such a takeover is considered non-consensual or not; hostile or not: all financial payments due to the Employee and all options due to the Employee, at the sole discretion of the employee, shall be considered due and owing and shall be considered earned as shown in the following paragraphs 3.1, 3.2, 3.2(a), 3.2(b), 3.2(c), 3.3, 3.4, and 3.7. Employee shall have the absolute right, subject to applicable State and Federal securities laws, to be exercised in his sole discretion and in addition to any other compensation or benefits payable to Employee hereunder, to require the Company to repurchase from Employee all capital stock and stock options of the Company then earned or to be earned by Employee at an aggregate repurchase price (see definition below) equal to two

(2) times the then aggregate price value of the Company's capital stock. The employee, in the employee's sole and absolute discretion, may exercise such right twenty-four (24) hours prior to the closing of such an event. Prior to the closing, as defined herein, the Employee may elect to sell all or some of the Employee's stocks and/or stock options and the Company shall agree to purchase the same capital stock and stock options earned or to be earned by the Employee, at the Employee's sole discretion. The Employee without any representation or warranty by Employee may exercise this option; other than the Employee has good title thereto free of all liens, encumbrances and adverse interests. By Employee delivering to the Company a certificate or certificates representing such capital stock and stock options, or this employment agreement, in each case duly endorsed for transfer or accompanied by appropriate stock powers, and or notice of the exercise of the right to have the Company repurchase the Employee's options and or stock. In which case the Company shall be obligated to immediately deliver to the Employee certified funds representing payment of the purchase price in full for all of the stock, and with regard to the options an amount equal to the difference between the exercise price owed by the Employee for the options and the above referenced repurchase price payable by the Company for the shares that would otherwise be issued in relation to the Employee's options being repurchased by the Company. The term "aggregate price value" shall mean the value of the optioned shares as set forth by the Company for the purposes of calculating the withholding taxes for the applicable issuance period of the options being repurchased. It is acknowledged that any options which vest due to the Change of Control shall be deemed to have been issued on the date of vesting and thus the latest stock price for such options shall be the price used to determine the value for such accelerated vested options. This clause may be invoked by the Employee in the case of any takeover or any Change of Control.

6.5 Term Life Insurance: The Company agrees to pay for a term life insurance policy for the Employee in the amount of $1,500,000 for a period of ten years starting as soon as the Employee qualifies for said insurance. Said annual payments shall not exceed $5,000 per year and shall be made either annually in advance or if the insurance company desires the total amount for the ten year period will be placed into an escrow account controlled by the insurance company. This term life insurance policy shall have a beneficiary designated by the Employee and shall be an obligation of the company whether or not the Employee is employed over the next ten years.

An Attachment A, an Indemnification Agreement for Directors and Officers shall be -attached hereto and made a part hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereinabove set forth.

Commonwealth Energy Corporation             Employee
A California Corporation

By:  /s/ John Barthrop                      By:  /s/ Ian B. Carter
-------------------------------             ---------------------------------
John Barthrop                               Ian B. Carter
General Counsel

By:  /s/ Robert C. Perkins
-------------------------------
Robert C. Perkins, Director
Compensation Committee

                                    EXHIBIT A

                            INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into and is effective as of November 1, 2000, by and between COMMONWEALTH ENERGY CORPORATION, a California corporation (the "Corporation"), and IAN B. CARTER, an individual ("Indemnitee").

                                R E C I T A L S:

        A. Indemnitee performs a valuable service to the Corporation in his capacity as an officer and a director of the Corporation.

        B. The shareholders of the Corporation have adopted Bylaws (the "Bylaws") providing for the indemnification of the officers, directors, employees and other agents of the Corporation as authorized by the California Corporations Code, as amended (the "Code").

        C. The Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons.

        D. In accordance with the authorization provided by the Bylaws and the Code, the Corporation is entitled to purchase a policy or policies of Directors' and Officers' Liability Insurance ("Insurance") covering certain liabilities which may be incurred by its directors and officers in the performance of their duties to the Corporation.

        E. As a result of developments affecting the terms, scope and availability of Insurance, there exists general uncertainty as to the extent of protection afforded such persons by such Insurance and by statutory and bylaw indemnification provisions.

        F. In order to induce Indemnitee to continue to serve as an officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Services to the Corporation. Indemnitee will serve, at the will of the Corporation or under separate contract, if any such contract exists, as an officer of the Corporation or as a director, officer or other fiduciary of the Corporation or an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws, other applicable constitutive documents of the Corporation or such affiliate, or other separate contract, if any such contract exists; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee in any such position.

        2. Indemnity of Indemnitee. The Corporation shall hold harmless, indemnify and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent authorized, permitted or required by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted by the Bylaws or the Code prior to adoption of such amendment). The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

        3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                (a) Against any and all expenses (including reasonable attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the Code.

        4. Limitations on Additional Indemnity. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

                (a) On account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                (b) On account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct;

                (c) On account of Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

                (d) For which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                (e) If indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws; or

                (f) In connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

        5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was severing at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was a director of the Corporation or serving in any other capacity referred to herein.

        6. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        7. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but tile omission so to notify the Corporation will not relieve it from any liability which is may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof.

                (a) The Corporation will be entitled to participate therein at its own expense;

                (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or
(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent which may be given or withheld in Indemnitee's sole discretion.

        8. Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Indemnitee in connection with such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts it if shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

        9. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 4 hereof, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

        10. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        11. Non-Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Articles of Incorporation, the Bylaws, agreement, vote of shareholders or directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office.

        12. Survival of Rights.

                (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of tile Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

                (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        13. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Bylaws, the Code or any other applicable law.

        14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

        15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

        (a)    If to Indemnitee, to:
               Mr. Ian B. Carter
               19392 Lemon Hill Drive
               Santa Ana, CA 92705

        (b)    If to the Corporation, to:
               Commonwealth Energy Corporation
               15901 Redhill Avenue
               Tustin, CA 92780
               Attn: Chairman of the Board

or to such other address(es) as may have been furnished to/by Indemnitee to/by the Corporation.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.

                                            CORPORATION

                                            COMMONWEALTH ENERGY CORPORATION,
                                            a California
                                            corporation

                                            By: /s/ John A. Barthrop
                                            ------------------------------------
                                            John A. Barthrop, Secretary to the
                                            Board and General Counsel to the
                                            Corporation


                                            INDEMNITEE

                                            By: /s/ Ian B. Carter
                                            ------------------------------------
                                            Ian B. Carter

                                    EXHIBIT C

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


                THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is entered into as of March 15, 2004 (the "Amendment") by and among Commonwealth Energy Corporation, a California corporation (the "Company"), and Ian B. Carter ("Employee").

                WHEREAS, the parties entered into a certain Employment Agreement dated as of January 1, 2000, as amended by an Addendum to Employment Agreement dated as of November 1, 2000 (collectively, the "Employment Agreement," the defined terms of which shall be used in this Amendment unless otherwise defined herein);

                WHEREAS, the parties now desire to amend the Employment Agreement to modify certain of the terms thereof;

                NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

        1. Amendment of Paragraph 3.2(a). Paragraph 3.2(a) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                "(a) Bonus Upon Sale of Assets or Control of the Company. If during the term of the Agreement (i) all or substantially all of the assets of the Company or more than fifty percent (50%) of the issued and outstanding voting shares of the Company are, in any transaction or series of transactions, acquired by any one person or entity not then affiliated with the Company, or (ii) control of the Company is taken over by a group of shareholders when no significant change of ownership has taken place, or (iii) a liquidity event such as a merger, acquisition, strategic alliance or any other event that could bring substantial capital into the company and any of these events listed require that the Employee be terminated, leave the company, replaced or any other event that no longer allows or requires the Employee to remain with the Company, then the Company shall pay to the Employee a bonus equal to three (3) times the Employee's Annual Compensation (for purposes of this Paragraph 3.2(a), "Annual Compensation" shall be defined as the sum of the Employee's then-current Base Salary and the average of the two (2) highest bonuses paid to the Employee by the Company) plus the amount of I.R.S. Code 280 G taxes payable by the Employee. In addition, all stock options referred to in this Agreement, whether earned or unearned, shall be deemed to be valued at two (2) times the then aggregate price value of the Company's capital stock (See Paragraph 3.9). The bonus shall be paid to the Employee and the options purchased from the Employee prior to the Closure date of such an event taking place. The bonus shall be payable to the Employee whether or not the Employee elects to terminate this Agreement pursuant to Paragraph
        7.3 below."

        2. Amendment of Paragraph 7.3. Paragraph 7.3 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                "7.3 Termination by Employee for Cause. Employee may terminate this Agreement only for cause, which shall be limited to any one of the following:

                "(a) The sale of all or substantially all of the Company's assets to a person unaffiliated with the Company or the occurrence of a Change of Control, in either case without Employee's prior written consent, which consent may be given or withheld by Employee in his sole and arbitrary discretion.

                "(b) The Company's material breach of any of the terms and conditions of this Agreement, provided that termination pursuant to this subsection (b) shall not constitute a valid termination for cause unless the Board shall have first received written notice from Employee stating with specificity the nature of such material breach and affording the Company at least thirty (30) days to cure the material breach alleged.

                "Upon any termination of this Agreement by Employee for cause, Employee shall not be required to render or to provide any further services pursuant to this Agreement and shall be entitled to receive in one lump sum within fifteen (15) days following notice of such termination, a termination payment equal, in the case of termination under (a) above, three (3) times the Employee's Annual Compensation (as defined in Paragraph 3.2(a) of this Agreement) and equal, in the case of termination under (b) above, to the monetary value (not discounted to present value) of all of the compensation, including all the options, and other benefits payable to Employee pursuant to this Agreement for the remainder of the term hereof. Such compensation shall be in addition to, and not in lieu of, any other damages to which Employee may otherwise be entitled."

        3. Effect of Amendment. Except as specifically amended herein, the Employment Agreement shall remain in full force and effect without any other changes, amendments or modifications.

        4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5. Further Acts. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Amendment.

        6. Entire Agreement. This Amendment and the Employment Agreement, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the subject matter of the Employment Agreement, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

"Company"                                   COMMONWEALTH ENERGY CORPORATION



                                            By:    /S/ ROBERT C. PERKINS
                                                --------------------------------
                                            Name:  Robert C. Perkins
                                                 -------------------------------
                                            Title: Chairman, Compensation
                                                   Committee
                                                  ------------------------------




                                            By:    /S/ JOHN A. BARTHROP
                                                --------------------------------
                                            Name:  John A. Barthrop
                                            Title:  General Counsel




"Employee"                                  /S/ IAN B. CARTER
                                            ------------------------------------
                                            Ian B. Carter

                                    EXHIBIT D

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


                This Stock Option Agreement (this "Agreement"), is entered into as of April ___, 2005 by and between Commerce Energy Group, Inc., a Delaware corporation (the "Company"), and Ian B. Carter (the "Optionee").

                                    RECITALS

                WHEREAS, in connection with the merger (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Commonwealth Energy Corporation ("Commonwealth") and CEGI Acquisition Corp., the Company assumed all of Commonwealth's outstanding stock options;

                WHEREAS, prior to the Merger, Commonwealth and the Optionee were parties to an Employment Agreement by and between Commonwealth and the Optionee dated as of November 1, 2000, and amended November 1, 2000 and March 15, 2004 (the "Employment Agreement");

        WHEREAS, the Employment Agreement provides that the Optionee shall receive certain nonqualified stock options to purchase shares of Commonwealth's common stock;

        WHEREAS, prior to the Merger, the Optionee had previously been granted by Commonwealth certain non-qualified stock options to purchase shares of common stock in accordance with the Employment Agreement;

        WHEREAS, no separate stock option agreements were issued to the Optionee in connection with the stock options granted pursuant to the Employment Agreement;

        WHEREAS, pursuant to the terms of the Employment Agreement, certain of the options granted to the Optionee have vested in accordance with the terms of the Employment Agreement;

        WHEREAS, pursuant to the terms of a Confidential Settlement Agreement and General Release dated April ___, 2005 (the "Settlement Agreement") between the Optionee and Commonwealth, the Optionee, Commonwealth and the Company have agreed that the Optionee will retain 2,500,000 of the fully-vested options previously granted to the Optionee pursuant to the Employment Agreement and that the remaining options granted pursuant to the Employment Agreement shall be canceled; and

        WHEREAS, the Company and the Optionee desire to enter into this Agreement to give effect to the stock options granted to Optionee by Commonwealth pursuant to the Employment Agreement prior to the Merger that were assumed by the Company in connection with the

Merger and that are being retained by the Optionee in accordance with the Settlement Agreement.


                                    AGREEMENT

1.      Terms of Award.

        (a) The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

                (i) The "Grant Date" is January 1, 2000.

                (ii) The number of "Option Shares" shall be 2,500,000 shares of Common Stock.

                (iii) The "Exercise Price" is $2.50 per share.

        (b) Other terms used in this Agreement are defined pursuant to paragraph 13 or elsewhere in this Agreement.

2. Award and Exercise Price. This Agreement specifies the terms of the option (the "Option") granted to the Optionee to purchase the number of Option Shares at the Exercise Price per share as set forth in paragraph 1. The Option is not intended to constitute an "incentive stock option" as that term is used in section 422 of the Code.

3. Exercisability. Pursuant to the terms of the Employment Agreement, the Option was fully-vested on or before January 1, 2003. Accordingly, the Option is fully vested and exercisable in full.

4. Expiration.

        (a) The Option shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date.

        (b) The "Expiration Date" shall be January 1, 2010, which is the ten-year anniversary of the Grant Date.

5. Method of Option Exercise. Subject to the terms of this Agreement, the Option may be exercised in whole or in part by filing a written notice(s), in the form attached hereto as Exhibit A, with the Secretary of the Company at the Company's corporate headquarters prior to the Company's close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of shares of Common Stock which the Optionee elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares of Common Stock indicated by the Optionee's election. Payment shall be by cash or by check payable to the Company or by any of the following methods, or any combination thereof; provided, however, that the Optionee may only use methods (i) through
(iii) below if such
method of exercise is expressly approved for the Optionee by the Board prior to exercise and permitted by law:

        (i) by cancellation of indebtedness of the Company to the Optionee;

        (ii) by surrender of shares that either: (A) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of Rule 144 promulgated by the U.S. Securities and Exchange Commission under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
(B) were obtained by the Optionee in the public market;

        (iii) by waiver of compensation due or accrued to Optionee for services rendered;

        (iv) with respect only to purchases upon exercise of the Option, and provided that a public market for the Company's stock exists:

                (1) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company; or

                (2) through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Option Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company;

        (v) by exercising the right (the "Net Exercise Right"), prior to and including the Expiration Date, to receive Option Shares on a net basis, such that, without the payment of cash, the Optionee receives that number of Option Shares otherwise issuable upon exercise of the Option less that number of Option Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Optionee of the Option Shares. The Optionee may not exercise a Net Exercise Right unless the fair market value of the Option Shares receivable upon exercise of the Option (the "Surrendered Option Shares") is sufficient to satisfy the payment of the aggregate Exercise Price. The number of Option Shares to be issued pursuant to the Optionee's exercise of the Net Exercise Right shall be computed using the following formula:

                 X  =   Y (A - B)
                        --------
                            A

        Where:    X =  the number of Option Shares to be issued to the Optionee upon exercise of the Net Exercise Right;

                  Y = the number of Surrendered Option Shares to be surrendered upon exercise of the Net Exercise Right;


                  A = the Fair Market Value of the Common Stock at the time the Net Exercise Right is exercised; and


                  B =  the Exercise Price.

6. Transferability of Option. The Option granted hereunder may not be transferred by the Optionee except upon death by will or the laws of descent and distribution. Unless the context otherwise requires, references herein to the Optionee are deemed to include any permitted transferee under this paragraph 6. During the Optionee's lifetime, only the Optionee (or his or her guardian or legal representative) may exercise the Option. In the event of the Optionee's death, the Option (to the extent still held by the Optionee at such time) may be exercised only (i) by the executor or administrator of the Optionee's estate or the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee's death.

7. Withholding of Taxes.

        (a) Withholding Generally. Upon exercise of this Option, the Company will require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Option Shares.

        (b) Stock Withholding. When, under applicable tax laws, the Optionee incurs tax liability in connection with the exercise of this Option that is subject to tax withholding and the Optionee is obligated to pay the Company the amount required to be withheld, the Company's Compensation Committee may in its sole discretion allow the Optionee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Option Shares to be issued that number of shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by the Optionee to have Option Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

        (c) Tax Consequences. Optionee acknowledges that the Company has not made any representations about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of the grant of options under this Agreement, including but not limited to, the applicability of Section 409A of the Internal Revenue Code to such grant or the exercise of the grant. OPTIONEE SHOULD CONSULT WITH HIS OWN TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES, IF ANY, OF ACQUIRING THE OPTIONS PURSUANT TO THIS AGREEMENT.

8. Compliance With Securities Laws. This Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law.

9. No Rights as a Shareholder. The Optionee shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

10. Not an Employment Contract. The Option will not confer on the Optionee any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Optionee's employment or other service at any time.

11. Adjustments. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price of and number of Option Shares subject to this Option will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

12. Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Board.

13. Certain Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

        (a) "Board" means the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

        (c) "Common Stock" shall mean the Common Stock, $0.001 par value per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

        (d) "Fair Market Value" of a share of Common Stock of the Company shall mean, as of any date, the value of a share of the Common Stock determined as follows: (1) if the Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination;
(2) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (3) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or (4) if none of the foregoing is applicable, by the Board in good faith.

        (e) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute.

        (f) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

14. No Other Options. The parties agree, in accordance with the terms of the Settlement Agreement, this Agreement represents all of the Optionee's outstanding options to purchase capital stock of the Company and/or Commonwealth as of the date hereof and that the Optionee has no other options, warrants or rights to purchase capital stock of the Company or any its Subsidiaries, whether pursuant to the Employment Agreement or otherwise.

15. Entire Agreement. The Agreement and the Settlement Agreement constitute the entire agreement of the parties and supercedes any and all agreements, either oral or in writing, between the parties with respect to the subject matter hereof.

                    SIGNATURE PAGE TO STOCK OPTION AGREEMENT


                IN WITNESS WHEREOF, the parties have executed this Agreement to reflect the grant which was authorized on the Grant Date as first above written.

                                            COMMERCE ENERGY GROUP, INC.


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




                                            OPTIONEE:


                                            ------------------------------------
                                            Ian B. Carter

         FORM OF LETTER TO BE USED TO EXERCISE NONQUALIFIED STOCK OPTION


---------------
Date

Commerce Energy Group, Inc.
600 Anton Boulevard, Suite 2000
Costa Mesa, CA 92626
Attention:  Chief Financial Officer

                I wish to exercise the stock option granted on January 1, 2000 and evidenced by a Stock Option Agreement dated April ___, 2005 to acquire __________ shares of Common Stock of Commerce Energy Group, Inc., at an option price of $2.50 per share. In accordance with the provisions of the Stock Option Agreement, I wish to make payment of the exercise price (please check all that apply):

               [ ]    in cash
               [ ]    by delivery of shares of Common Stock held by me
               [ ]    by simultaneous sale through a broker of Option Shares
               [ ]    by exercising the Net Exercise Right

Please issue a certificate for these shares in the following name:

------------------------------------
Name

------------------------------------
Address

------------------------------------

                                            Very truly yours,


                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Typed or Printed Name

                                            ------------------------------------
                                            Social Security Number

                                    EXHIBIT E

           ADDITIONAL COVENANTS AND AGREEMENTS REGARDING REGISTRATION

In connection with the Company's obligations under Section 8 of the Confidential Settlement Agreement and General Release (the "Agreement"), the Company and the Executive agree to the following additional provisions filed under Section 8 of the Agreement.

1. Registration Procedures. The Company agrees that it will:

        (a) Prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to the registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act of 1933 (the "Securities Act") with respect to the disposition of all securities covered by such registration statement;

        (b) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Executive from time to time may reasonably request;

        (c) Cause all such securities registered to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed;

        (d) Notify the Executive at any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the registration statement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading.

2. Indemnification.

        (a) The Company will indemnify the Executive and his Affiliates against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Executive and his Affiliates for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, that the Company will not be liable in any such case to the extent (but only to the extent) that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Executive and specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

        (b) The Executive will indemnify the Company, each of its directors and officers, legal counsel, and accountants, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each of its officers, directors and partners, against all claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, legal counsel, and accountants for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Executive and stated to be specifically for use therein; provided, however, that the obligations of the Executive hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Executive (which consent shall not be unreasonably withheld); and, provided, that in no event shall any indemnity under this Section 2 exceed the gross proceeds from the offering received by the Executive.

        (c) Each party entitled to indemnification under this Section 2 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 2 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                                    EXHIBIT F

                          CONSENT AND WAIVER AGREEMENT


                THIS CONSENT AND WAIVER is given by Ian B. Carter (the "Employee") to Commonwealth Energy Corporation, a California corporation (the "Company") effective as of March 12 , 2004.

                                    RECITALS

                A. The Employee and the Company are parties to an Employment Agreement dated as of January 1, 2000, as amended by an Addendum dated November 1, 2000 (the "Employment Agreement").

                B. Pursuant to Section 3.2(a) of the Employment Agreement, upon the occurrence of certain change of control transactions of the Company, the Employee has the right to receive certain bonus payments. Pursuant to Section
3.9 of the Employment Agreement, upon the occurrence certain sales of assets and change of control events, the Employee shall have the right to require the Company to repurchase from the Employee all capital stock and stock options then owned by or owing to Employee at an aggregate repurchase price equal to two (2) times the then aggregate price value (as defined in the Employment Agreement) of the Company's capital stock.

                C. Pursuant to Section 7.3 of the Employment Agreement, the Employee may terminate the Employment Agreement for cause and receive certain severance payments upon the occurrence of certain change of control events without the Employee's prior written consent.

                D. The Company intends to complete a reorganization transaction (the "Transaction") pursuant to which to (a) a newly-formed California subsidiary ("Newco") of Commerce Energy Group, Inc., one of the Company's wholly-owned Delaware subsidiaries (the "Holding Company") would be merged with and into the Company; (b) the Company would be the surviving corporation in the merger; and (c) the Company would become a wholly-owned subsidiary of the Holding Company.

                E. In order to facilitate the Transaction, the Employee is willing to consent to the Transaction and in connection with the Transaction waive (a) any right to the payment of a bonus under Section 3.2(a) of the Employment Agreement, (b) the Employee's right to exercise the stock repurchase option under Section 3.9 of the Employment Agreement and (c) any right to terminate the Employment Agreement for cause under Section 7.3 of the Employment Agreement.

                NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Employee hereby agrees as follows:

                               CONSENT AND WAIVER

        1. The Employee hereby expressly consents in writing to the Transaction.

        2. The Employee hereby waives any rights he may have under Sections 3.2(a), 3.9 and 7.3 of the Employment Agreement in connection with the Transaction.

        3. The consent and waivers contained in Paragraphs 1 and 2 above shall only apply to the Transaction, not other future transactions. Except as amended or modified by this Consent and Waiver, the Employment Agreement shall continue in full force and effect in accordance with its terms.


                                            By: /S/ IAN B. CARTER
                                               ---------------------------------
                                               Ian B. Carter

                                    EXHIBIT G


                            INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into and is effective as of November 1, 2000, by and between COMMONWEALTH ENERGY CORPORATION, a California corporation (the "Corporation"), and IAN B. CARTER, an individual ("Indemnitee").

                                R E C I T A L S:

        A. Indemnitee performs a valuable service to the Corporation in his capacity as an officer and a director of the Corporation.

        B. The shareholders of the Corporation have adopted Bylaws (the "Bylaws") providing for the indemnification of the officers, directors, employees and other agents of the Corporation as authorized by the California Corporations Code, as amended (the "Code").

        C. The Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons.

        D. In accordance with the authorization provided by the Bylaws and the Code, the Corporation is entitled to purchase a policy or policies of Directors' and Officers' Liability Insurance ("Insurance") covering certain liabilities which may be incurred by its directors and officers in the performance of their duties to the Corporation.

        E. As a result of developments affecting the terms, scope and availability of Insurance, there exists general uncertainty as to the extent of protection afforded such persons by such Insurance and by statutory and bylaw indemnification provisions.

        F. In order to induce Indemnitee to continue to serve as an officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Services to the Corporation. Indemnitee will serve, at the will of the Corporation or under separate contract, if any such contract exists, as an officer of the Corporation or as a director, officer or other fiduciary of the Corporation or an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws, other applicable constitutive documents of the Corporation or such affiliate, or other separate contract, if any such contract exists; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee in any such position.

        2. Indemnity of Indemnitee. The Corporation shall hold harmless, indemnify and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent authorized, permitted or required by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted by the Bylaws or the Code prior to adoption of such amendment). The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

        3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                (a) Against any and all expenses (including reasonable attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the Code.

        4. Limitations on Additional Indemnity. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

                (a) On account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                (b) On account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct;

                (c) On account of Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

                (d) For which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                (e) If indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws; or

                (f) In connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

        5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was severing at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was a director of the Corporation or serving in any other capacity referred to herein.

        6. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        7. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but tile omission so to notify the Corporation will not relieve it from any liability which is may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof.

                (a) The Corporation will be entitled to participate therein at its own expense;

                (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent which may be given or withheld in Indemnitee's sole discretion.

        8. Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Indemnitee in connection with such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts it if shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

        9. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 4 hereof, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

        10. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        11. Non-Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Articles of Incorporation, the Bylaws, agreement, vote of shareholders or directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office.

        12. Survival of Rights.

                (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of tile Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

                (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        13. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Bylaws, the Code or any other applicable law.

        14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

        15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

        (a)    If to Indemnitee, to:
               Mr. Ian B. Carter
               19392 Lemon Hill Drive
               Santa Ana, CA 92705

        (b)    If to the Corporation, to:
               Commonwealth Energy Corporation
               15901 Redhill Avenue
               Tustin, CA 92780
               Attn: Chairman of the Board

or to such other address(es) as may have been furnished to/by Indemnitee to/by the Corporation.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.

                                            CORPORATION

                                            COMMONWEALTH ENERGY CORPORATION,
                                            a California
                                            corporation

                                            By: /s/ John A. Barthrop
                                            ------------------------------------
                                            John A. Barthrop, Secretary to the
                                            Board and General Counsel to the
                                            Corporation


                                            INDEMNITEE

                                            By: /s/ Ian B. Carter
                                            ------------------------------------
                                            Ian B. Carter

                                    EXHIBIT H

                            INDEMNIFICATION AGREEMENT

                This Indemnification Agreement (this "Agreement") is made and entered into and is effective as of July 1, 2004, by and between Commerce Energy Group, Inc., a Delaware corporation (the "Corporation"), and Ian B. Carter, an individual ("Indemnitee").

                                    Recitals

                A. Indemnitee performs a valuable service to the Corporation in his capacity as a director and officer of the Corporation.

                B. The Amended and Restated Certificate of Incorporation (the "Certificate") and the Bylaws (the "Bylaws") of the Corporation provide for the indemnification of the officers and directors of the Corporation as authorized by the Delaware General Corporation Law, as amended (the "DGCL").

                C. The Certificate, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons.

                D. In accordance with the authorization provided by the Certificate, the Bylaws and the DGCL, the Corporation is entitled to purchase a policy or policies of directors' and officers' liability insurance covering certain liabilities which may be incurred by its directors and officers in the performance of their duties to the Corporation.

                E. As a result of developments affecting the terms, scope and availability of such insurance, there exists general uncertainty as to the extent of protection afforded such persons by such Insurance and by statutory and bylaw indemnification provisions.

                F. In order to induce Indemnitee to continue to serve as a director and officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

                                    Agreement

        4. Indemnity of Indemnitee. The Corporation shall hold harmless, indemnify and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent authorized, permitted or required by the provisions of the Certificate, the Bylaws and the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted by the Certificate, the Bylaws or the DGCL prior to adoption of such amendment); provided, however, that the Corporation shall not indemnify Indemnitee in connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the

Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated with respect to a proceeding to enforce rights to indemnification pursuant to Section 8 hereof. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

        5. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                (a) Against all liabilities, losses, expenses (including attorney's fees), judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred or suffered by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he is a party or a witness, by reason of the fact that Indemnitee is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent.

                (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the DGCL.

        6. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

                (a) On account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                (b) On account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct;

                (c) On account of, or attributable to, Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

                (d) For which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                (e) The payment of which by the Corporation under this Agreement is not permitted by applicable law;

                (f) If indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws; or

                (g) In connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated pursuant to Section 8 hereof.

        7. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was (i) a director of the Corporation or (ii) serving in any other capacity referred to herein, and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

        8. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        9. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof

                (a) The Corporation will be entitled to participate therein at its own expense;

                (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent which may be given or withheld in Indemnitee's sole discretion.

        10. Expenses. The Corporation shall pay the expenses incurred by Indemnitee in defending any proceeding in advance of its final disposition, provided that, to the extent required by the DGCL, the payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by Indemnitee to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified under this Agreement or otherwise.

        11. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee only in the Chancery Court of the State of Delaware if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within sixty (60) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under
Section 2 hereof (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 7 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 3 hereof, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

        12. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        13. Non Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate, the Bylaws, agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

        14. Survival of Rights.

                (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

                (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        15. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Certificate, the Bylaws, the DGCL or any other applicable law.

        16. Consent to Jurisdiction. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the Court of the State of Delaware for all purposes in connection with any action or proceeding, which arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the Chancery Courts of the State of Delaware.

        17. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

        18. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        19. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        20. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

              (a)     If to Indemnitee, to:
                      Ian B. Carter
                      19392 Lemon Hill Drive
                      Santa Ana, CA  92705


              (b)     If to the Corporation, to:
                      Commerce Energy Group, Inc.
                      600 Anton Boulevard, Suite 2000
                      Costa Mesa, CA 92626
                      Attn: Chairman of the Board

or to such other address(es) as may have been furnished to/by Indemnitee to/by the Corporation.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.

"Indemnitee"                                /S/ IAN B. CARTER
                                            ------------------------------------
                                            Ian B. Carter


"Corporation"                               COMMERCE ENERGY GROUP, INC., a
                                            Delaware corporation


                                            By: /S/ JOHN A. BARTHTOP
                                            ------------------------------------
                                            Name: John A. Barthtop
                                                 -------------------------------
                                            Title: General Counsel & Secretary
                                                  ------------------------------




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